LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2000

The fund seeks a high current return

KEMPER STRATEGIC
INCOME FUND

    "... Emerging market bonds were the portfolio's bright spot, as returns from domestic high-yield bonds
                                         were weak and the euro lost value. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
MANAGEMENT TEAM
6
PERFORMANCE UPDATE
8
TERMS TO KNOW
9
PORTFOLIO STATISTICS
10
PORTFOLIO OF INVESTMENTS
20
FINANCIAL STATEMENTS
23
FINANCIAL HIGHLIGHTS
25
NOTES TO
FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER STRATEGIC INCOME FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                                                           LIPPER MULTI-SECTOR
                                                 KEMPER STRATEGIC INCOME     KEMPER STRATEGIC INCOME         INCOME CATEGORY
KEMPER STRATEGIC INCOME FUND CLASS A                  FUND CLASS B                FUND CLASS C                  AVERAGE*
------------------------------------             -----------------------     -----------------------       -------------------
-1.37                                                     -1.85                       -1.68                       1.24

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES, IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.
 NET ASSET VALUE

                                     AS OF     AS OF
                                    4/30/00   10/31/99
 ..........................................................
    KEMPER STRATEGIC INCOME FUND
    CLASS A                           $4.96     $5.26
 ..........................................................
    KEMPER STRATEGIC INCOME FUND
    CLASS B                           $4.96     $5.26
 ..........................................................
    KEMPER STRATEGIC INCOME FUND
    CLASS C                           $4.99     $5.29
 ..........................................................

 KEMPER STRATEGIC INCOME FUND
 RANKINGS AS OF 4/30/00
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER MULTI-SECTOR INCOME FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #108 of 120 funds     #112 of 120 funds     #110 of 120 funds
 ....................................................................................
    3-YEAR        #61 of 78 funds       #69 of 78 funds       #67 of 78 funds
 ....................................................................................
    5-YEAR        #42 of 49 funds       #48 of 49 funds       #47 of 49 funds
 ....................................................................................
    10-YEAR        #1 of 10 funds             N/A                   N/A
 ....................................................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF APRIL 30, 2000

                          CLASS A   CLASS B   CLASS C
 .....................................................
    SIX-MONTHS INCOME:    $0.2335   $0.2080   $0.2161
 .........................................................
    APRIL DIVIDEND:       $0.0365   $0.0321   $0.0337
 .........................................................
    ANNUALIZED
    DISTRIBUTION RATE: +    8.83%     7.77%     8.10%
 .........................................................
    SEC YIELD:+             9.80%     9.23%     9.60%
 .........................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON APRIL 30, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED APRIL 30, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

THE FUND MAY INVEST IN LOWER-RATED AND NON-RATED SECURITIES WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER-RATED SECURITIES. THE FUND MAY ALSO INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN FOREIGN SECURITIES WHICH PRESENT SPECIAL RISKS INCLUDING FLUCTUATING EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY THAT MAY AFFECT YOUR INVESTMENT.

YOUR FUND'S STYLE

 MORNINGSTAR INCOME STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc., Chicago, IL (312)
BOX] 696-6000. The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF
                           RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE
                           FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A
                           LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                           MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                           ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER STRATEGIC
                           INCOME FUND IN THE MULTISECTOR INCOME CATEGORY.
                           PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION
                           OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER,

As we enter summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.
  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation, and raised interest rates by half a percentage point (0.50%) accordingly on May 16. The Fed's move puts the benchmark federal funds rate at 6.5 percent, its highest level since February 1991, and the more symbolic discount rate at 6.0 percent.
  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show few signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats. Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.
  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.
  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.
  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.
  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich and can afford it. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. And new economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.
  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.
  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.
  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.
  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.
  Happily, financial markets got some better news along that front in late May and early June. A range of economic data, from retail sales to mortgage applications to the all-important employment report, began to point to somewhat softer economic growth. If the Fed believes that the economy is finally slowing in response to its tightening, the end of the rate hikes could be in sight. Markets certainly were willing to believe, and they staged a strong relief rally in late May and early June. While we don't expect a quick end to market volatility, a slowdown in growth would be most welcome, and would make the outlook for both stocks and bonds better for the remainder of the year.

Sincerely,

Scudder Kemper Investments Economics Group
THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

MANAGEMENT TEAM

                          KEMPER STRATEGIC INCOME FUND

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD JR. PHOTO]
J. PATRICK BEIMFORD JR. JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1976 AND IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. HE IS A CHARTERED FINANCIAL ANALYST.

[I SALTZMAN PHOTO]
ISABEL SALTZMAN IS THE PRODUCT LEADER AND SENIOR PORTFOLIO MANAGER FOR SCUDDER KEMPER INVESTMENTS' EMERGING MARKETS BOND GROUP. A NATIVE OF CHILE, SALTZMAN RECEIVED A BACHELOR'S DEGREE IN POLITICAL SCIENCE AND ECONOMICS FROM TUFTS UNIVERSITY AND A MASTER'S DEGREE FROM THE SCHOOL OF INTERNATIONAL AFFAIRS, COLUMBIA UNIVERSITY. SHE HAS 18 YEARS OF EMERGING-MARKET INVESTMENT EXPERIENCE.

[CESSINE PHOTO]
ROBERT CESSINE IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. HE JOINED THE COMPANY IN 1993 AND IS A CHARTERED FINANCIAL ANALYST.

[DOYLE PHOTO]
DAN DOYLE IS A FIRST VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND A HIGH-YIELD BOND TRADER. HE IS A CHARTERED FINANCIAL ANALYST.

[VANDENBERG PHOTO]
RICHARD VANDENBERG, WITH MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND IS LEAD PORTFOLIO MANAGER OF SCUDDER KEMPER'S FIXED-INCOME GOVERNMENT AND MORTGAGE FUNDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

PRESERVING CAPITAL PROVED CHALLENGING AS DOMESTIC BONDS FACED A SUBSTANTIAL TIGHTENING IN FEDERAL RESERVE MONETARY POLICY AND THE EURO FELL SHARPLY IN VALUE SINCE OCTOBER. IF NOT FOR ITS EUROPEAN EXPOSURE, THE FUND WOULD HAVE OUTPERFORMED THE AVERAGE OF ITS PEERS FOR THE PERIOD.

Q      HOW DID GLOBAL FIXED-INCOME MARKETS BEHAVE AND KEMPER STRATEGIC INCOME
FUND PERFORM DURING THE FIRST HALF OF FISCAL YEAR 2000?

A      The period between October 31, 1999, and April 30, 2000, was a challenging time for fixed-income investors around the world. Emerging market bonds were the portfolio's bright spot, as returns from domestic high-yield bonds were weak and the euro lost value. In most established bond markets, returns for the first half of fiscal year 2000 were disappointing. For the fund, preserving capital was difficult as the Federal Reserve tightened monetary policy.

  Kemper Strategic Income Fund's -1.37 percent total return (Class A shares unadjusted for sales charge) for the six months ended April 30 was less than that of the average 1.24 percent return of its Lipper peers (multisector income funds) and less than the 1.51 percent return of the fund's unmanaged benchmark, the Lehman Brothers Government/ Corporate index, a group of investment-grade bonds that vary in maturity and quality.

  The biggest factor affecting fund performance during the period was its holdings in euro-denominated bonds. As the euro declined sharply in value against the U.S. dollar, the value of the fund's holdings dropped. To preserve capital, we reduced the fund's position in euro securities from approximately 25 percent to 17 percent between October 1999 and April 30. While we would have liked to liquidate our entire position, a gradual approach was necessary to stabilize and maintain the fund's income potential. As opportunities arise in the coming months, we may further reduce the fund's weighting in euro-denominated bonds.

Q      WHY HAS THE EURO FALLEN AND HOW MUCH DID IT AFFECT THE FUND?

A At the start of the current fiscal year, it took more than $1.05 to buy a euro. By April 2000, a euro was worth 91 cents. We think this decline resulted from two reasons. First, U.S. economic growth has been stronger than in Europe, prompting investors to keep a greater share of their investments in U.S. dollars rather than euros. Higher domestic interest rates made U.S. dollar deposits more attractive. Second, the European Central Bank has faced a credibility problem with investors that it has yet to address.

  Kemper Strategic Income Fund's euro weighting cost the fund approximately 350 basis points (3.5 percent) in return for the six months ended April 30. If not for its European exposure, the fund would have outperformed the average of its peers for the period. Euro-denominated bonds lost an average of 11.68 percent of their value between October and April, according to Merrill Lynch.

Q      HIGH-YIELD BONDS WERE THE LARGEST COMPONENT OF THE PORTFOLIO DURING THE
FIRST HALF OF FISCAL YEAR 2000. CAN YOU ELABORATE ON MARKET CONDITIONS IN THE HIGH-RISK DEBT MARKET SINCE OCTOBER?

A      The returns from high-yield bonds were modest for the six months ended
April 30, 2000. The total return of the unmanaged Merrill Lynch High Yield Master index, a group of lower-rated bonds that vary in quality, was 0.25 percent for the period. The price component of the index fell 4.07 percent. For many high-yield investors, preserving capital was a challenge, as income did not offset losses in principal value.

  One reason for the high-yield market's weakness was anemic investor demand. This past autumn and winter, the lure of potentially higher returns from equity investments, particularly technology stocks, prompted some investors to liquidate high-yield holdings and redeploy assets. As the U.S. economy enjoyed the best of times, some investors behaved as if high-yield bonds faced the worst of times. Ironically, in January and February, high-yield bonds outperformed the

Declining value of the euro since its debut 16 months ago
This chart shows what a euro was worth in U.S. dollars between 12/31/98 and 4/30/00, it is not intended to represent the past or future performance of any Kemper fund.
[BAR GRAPH]

                                                                          EURO EXCHANGE RATE
                                                                          ------------------
12/98                                                                           1.1665
                                                                                1.1355
                                                                                1.1015
3/99                                                                            1.0807
                                                                                1.0581
                                                                                1.0403
6/99                                                                            1.0306
                                                                                1.0700
                                                                                1.0589
9/99                                                                            1.0667
                                                                                1.0526
                                                                                1.0071
12/99                                                                           1.0092
                                                                                0.9715
                                                                                0.9668
3/00                                                                            0.9575
4/00                                                                            0.9107

SOURCE: BLOOMBERG BUSINESS NEWS.

PERFORMANCE UPDATE

unmanaged Standard & Poor's 500 index.

Q      COULD YOU DESCRIBE HOW THE FUND'S HIGH-YIELD BONDS WERE POSITIONED DURING
THE PERIOD?

A      In a difficult environment, we believed success depended on not losing sight of the fact that the underpinnings of the high-yield debt market were sound. Since mid-1999, bond default rates dropped and commodity prices rebounded, helping many "old- economy" companies meet debt payments. During the period, we focused on larger, more liquid bond issues, and on companies with relatively solid cash flow and proven management.

  Since October 1999, the difference in yield, or spread, between 10-year Treasuries and comparable-maturity high-yield bonds widened to more than 630 basis points (6.3 percent). Given that 10-year Treasury bonds yielded 6.22 percent at the end of April, 2000 high-yield bonds offered double the yield of government bonds for investors willing to assume additional risk. That's why we had a majority of the fund's assets in the high-yield category.

Q      WHAT HAS BEEN THE HISTORICAL EXPERIENCE OF THE HIGH-YIELD BOND MARKET
DURING PERIODS OF STOCK MARKET WEAKNESS?

A      For seven times since October 1987, high-yield bonds outperformed the
Standard & Poor's 500 index during months when the S&P 500 declined 5 percent or more. While we can't say this pattern will continue, we believe that high-yield bonds deserve a place in a well-balanced portfolio now more than ever. After five years of strong equity market performance, many investors have portfolios that are heavily laden with large-cap stocks. We think it would be a mistake for investors to overlook the opportunity to maintain the diversification that this asset class offers.

Q      HOW HAVE OTHER TYPES OF DOMESTIC BONDS FARED SINCE OCTOBER?

A      Strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target three times since October by a total of 75 basis points (0.75 percent) to 6.00 percent. This past winter, the government also announced a buyback plan for 30-year Treasuries. These two events decreased the attractiveness of most types of intermediate-term (two- to 10-year) bonds. Prices of intermediate, investment-grade corporate bonds and other non-Treasury debt generally fell.

Q      YOU SAID THAT EMERGING MARKET BONDS WERE THE PORTFOLIO'S BRIGHT SPOT. HOW
WELL HAVE THEY DONE AND WHY?

A      Investors are expecting that growth will pick up steam in emerging markets in the coming months. Bonds in some countries such as Mexico have rallied since October as rating services have upgraded certain government debt to investment-grade. The fund benefited from this trend because we had made Mexico one of the fund's largest emerging market holdings. Overall, the Lehman Brothers Emerging Markets Bond index rose 12.82 percent for the six months ended April 30. The index is an unmanaged group of higher-risk overseas debt issued by governments and corporations in either U.S. dollars or local currencies.

Q      FINALLY, HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE ROAD AHEAD?

A      At some point, we believe there is potential for equity-like returns from domestic high-yield securities and higher prices for most categories of U.S. and overseas bonds. First, however, the Fed needs to be convinced that domestic inflation will not become problematic. This would help alleviate the need for Europe and countries in other regions to raise interest rates to match the Fed.

  Although we think short-term bond market volatility may continue for the rest of fiscal year 2000, some long-term positive

HIGH-YIELD BOND PERFORMANCE VS. S&P 500 INDEX

During months when the S&P 500 declined by 5 percent or more from 1987 to 2000. [BAR GRAPH]

                                     MERRILL LYNCH HIGH
                                        YIELD MASTER
                                           INDEX*              S&P 500
                                     ------------------        -------
10/87                                      -2.67                -21.53
11/87                                       2.53                 -8.24
1/90                                       -1.95                 -6.71
8/90                                       -3.83                 -9.03
8/97                                       -0.17                 -5.60
8/98                                       -4.32                -14.45
1/00                                       -0.38                 -5.02

SOURCE: BLOOMBERG BUSINESS NEWS AND MERRILL LYNCH.

PERFORMANCE UPDATE

trends are in place. First, a robust U.S. economy and a recovering global economy are helping debtors meet their bond obligations. Second, the default rate for higher-risk bonds has been declining since the end of the second quarter of 1999.

  We recognize that we have work to do to increase the fund's competitive positioning. We are confident in the long-term soundness of our investment strategy, an approach that enabled the fund to achieve a #1 performance ranking among its Lipper peers for the 10-year period ended April 30, 2000. (See page 2 for all rankings for all time periods.) Today's exceptionally dynamic global bond market environment demands patience from fixed-income investors, and we appreciate the confidence that investors have shown in our team.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 5.50 percent is 50 basis points.

CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to "narrow." When the opposite occurs, the spread is said to "widen."

DEFAULT Failure of a borrower to pay what is owed when it is owed. The default rate of high-yield bonds can be measured as the percentage of bond issuers who are not meeting their obligations at a given point in time.

EURO The monetary unit that is gradually replacing the national currencies of most established Western European countries with the exception of the United Kingdom. Introduced at the start of 1999 for large commercial transactions, euro currency is expected to be in general circulation next year.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                      ON 4/30/00              ON 10/31/99
    HIGH YIELD CORPORATES                 48%                      52%
 ................................................................................
    EMERGING MARKETS                      28                       --
 ................................................................................
    FOREIGN CURRENCY BONDS                17                       43
 ................................................................................
    CASH AND EQUIVALENTS                   1                        1
 ................................................................................
    OTHER                                  6                        4
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

YEARS TO MATURITY

                                      ON 4/30/00              ON 10/31/99
    1-10 YEARS                            90%                      83%
 ................................................................................
    11-20 YEARS                            8                       11
 ................................................................................
    21+ YEARS                              2                        6
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

AVERAGE MATURITY

                                      ON 4/30/00              ON 10/31/99
    AVERAGE MATURITY                  6.2 years                8.6 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC INCOME FUND
Portfolio of Investments at April 30, 2000
(UNAUDITED)

    REPURCHASE AGREEMENTS--0.0%                                                       PRINCIPAL AMOUNT      VALUE
                                              State Street Bank and Trust Company,
                                                5.68%, to be repurchased at $154,073
                                                on 05/01/2000
                                              (Cost $154,000)**                         $   154,000      $    154,000
                                              ---------------------------------------------------------------------------
    SHORT-TERM NOTES--4.5%
                                              Federal Home Loan Bank, 5.880%,
                                                05/01/2000                                6,000,000         6,000,000
                                              Federal Home Loan Mortgage Corp.
                                                5.87%, 05/05/2000                        20,000,000        19,987,022
                                              ---------------------------------------------------------------------------
                                              TOTAL SHORT TERM NOTES
                                              (Cost: $25,987,022)                                          25,987,022
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    FOREIGN BONDS--38.8%

    U.S.$ DENOMINATED--22.1%
                                              Federative Republic of Brazil, 9.375%,
                                                04/07/2008                                6,250,000         5,187,500
                                              Federative Republic of Brazil,
                                                11.625%, 04/15/2004                       2,875,000         2,854,875
                                              Kappa Beheer BV, 10.625%, 07/15/2009          130,000           133,900
                                              Kingdom of Morocco, Restructuring and
                                                Consolidation Agreement, Tranche A,
                                                Floating Rate Bond, LIBOR plus
                                                .8125%, 6.844%, 01/01/2009               20,129,887        17,915,600
                                              Mexican United States, 9.875%,
                                                01/15/2007                                7,950,000         8,168,625
                                              Republic of Bulgaria, Floating Rate
                                                Bond, LIBOR plus .8125%, 6.500%,
                                                07/28/2011                               36,500,000        27,557,500
                                              Republic of Columbia, 8.625%,
                                                04/01/2008                                2,150,000         1,601,750
                                              Republic of Panama, Past Due Interest
                                                Bond, LIBOR plus .8125%, 6.500%,
                                                07/17/2016                                4,092,579         3,294,526
                                              Republic of Turkey, 12.000%,
                                                12/15/2008                                  840,000           896,700
                                              Republic of Turkey, 12.375%,
                                                06/15/2009                               14,700,000        15,857,625
                                              Republic of Venezuela, Debt Conversion
                                                Bond, Floating Rate Bond, Series DL,
                                                LIBOR plus .875%, 7.000%,
                                                12/18/2007 (b)                           20,761,775        16,246,089
                                              United Mexican States, 10.375%,
                                                02/17/2009                                3,550,000         3,731,938
                                              United Mexican States Global Bond,
                                                11.375%, 09/15/2016 (b)                  10,000,000        11,312,500
                                              United Mexican States, 11.500%,
                                                05/15/2026                               10,000,000        11,787,500
                                              ---------------------------------------------------------------------------
                                                                                                          126,546,628

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE

    NON U.S. $ DENOMINATED--16.7%
                                              Federal Republic of Germany, 6.000%,
                                                01/04/2007 (b)                          $30,166,220      $ 28,584,954
                                              Federal Republic of Germany, 6.000%,
                                                07/04/2007 (b)                           44,998,662        42,684,912
                                              Kingdom of Spain, 6.000%, 01/31/2008
                                                (b)                                      26,000,000        24,405,431
                                              ---------------------------------------------------------------------------
                                              TOTAL FOREIGN BONDS
                                              (Cost: $253,963,097)                                        222,221,925
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS--55.5%

    CONSUMER DISCRETIONARY--5.9%
                                              AFC Enterprises, 10.250%, 05/15/2007        3,240,000         3,175,200
                                              AMF Bowling, Inc, 10.875%, 06/15/2006       3,950,000         1,343,000
                                              AMF Bowling, Inc., Step-up Coupon, 0%
                                                to 03/15/2001, 12.250% to 03/15/2006        995,000           228,850
                                              Advantica Restaurant Co., 11.250%,
                                                01/15/2008                                  485,216           320,243
                                              Avis Rent A Car, 11.000%, 05/01/2009        2,210,000         2,303,925
                                              Avondale Mills, 10.250%, 05/01/2006           170,000           158,100
                                              Boca Resorts, Inc., 9.875%, 04/15/2009      3,330,000         3,046,950
                                              Cinemark USA, Inc., Series D, 9.625%,
                                                08/01/2008                                2,000,000         1,340,000
                                              Eldorado Resorts, 10.500%, 08/15/2006       1,120,000         1,097,600
                                              Finlay Enterprises, Inc., 9.000%,
                                                05/01/2008                                1,290,000         1,148,100
                                              Finlay Fine Jewelry Co., 8.375%,
                                                05/01/2008                                  710,000           639,000
                                              Galey & Lord, Inc., 9.125%, 03/01/2008      1,080,000           507,600
                                              Guitar Center Management, 11.000%,
                                                07/01/2006                                3,297,000         3,198,090
                                              Hines Horticulture, Inc., 11.750%,
                                                10/15/2005                                1,748,000         1,748,000
                                              Hollywood Entertainment Corp., Series
                                                B, 10.630%, 08/15/2004                    1,030,000           896,100
                                              Imperial Home Decor Group, Inc.,
                                                11.000%, 03/15/2008                         720,000             7,200
                                              J. Crew Group, Step-up Coupon, 0% to
                                                10/15/2002, 13.125% to 10/15/2008
                                                (b)                                       1,050,000           577,500
                                              J. Crew Group, 10.375%, 10/15/2007          2,540,000         2,184,400
                                              Krystal Inc., 10.250%, 10/01/2007           2,450,000         2,186,625
                                              National Vision Association, Ltd.,
                                                12.750%, 10/15/2005                       5,450,000         1,907,500
                                              Park Place Entertainment, Inc.,
                                                9.375%, 02/15/2007                        1,520,000         1,504,800
                                              Players International, 10.875%,
                                                04/15/2005                                1,585,000         1,644,438
                                              Regal Cinemas, Inc., 8.875%,
                                                12/15/2010                                1,060,000           381,600
                                              Regal Cinemas, Inc., 9.500%,
                                                06/01/2008                                  690,000           276,000
                                              Restaurant Co., Step-up Coupon, 0% to
                                                05/15/2003, 11.250% to 05/15/2008         1,480,000           888,000
                                              Sealy Mattress Co., Step-up Coupon, 0%
                                                to 12/15/2002, 10.875% to 12/15/2007      1,595,000         1,116,500
                                              Specialty Retailers, Inc., 8.500%,
                                                07/15/2005                                  360,000            43,200
                                              Specialty Retailers, Inc., 9.000%,
                                                07/15/2007                                1,760,000            52,800
                                              ---------------------------------------------------------------------------
                                                                                                           33,921,321

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE

    CONSUMER STAPLES--0.3%
                                              Grove Worldwide LLC, 9.250%,
                                                05/01/2008                              $ 1,010,000      $    424,200
                                              Jafra Cosmetics International, Inc.,
                                                11.750%, 05/01/2008                       1,435,000         1,377,600
                                              ---------------------------------------------------------------------------
                                                                                                            1,801,800
-------------------------------------------------------------------------------------------------------------------------

    HEALTH--1.0%
                                              Dade International, Inc., 11.125%,
                                                05/01/2006                                  950,000           864,500
                                              MEDIQ, Inc., 11.000%, 06/01/2008            1,350,000           135,000
                                              Magellan Health Services, Inc.,
                                                9.000%, 02/15/2008                        2,400,000         1,584,000
                                              Mariner Post-Acute Network, Inc.,
                                                Step-up Coupon, 0% to 11/01/2002,
                                                10.500% to 11/01/2007                     5,020,000            25,100
                                              Mariner Post-Acute Network, Inc.,
                                                10.500%, 08/01/2006                       3,520,000         3,027,200
                                              Vencor, Inc., 9.875%, 05/01/2005              800,000           152,000
                                              ---------------------------------------------------------------------------
                                                                                                            5,787,800
-------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--14.5%
                                              21st Century Telecom Group, Inc.,
                                                Step-up Coupon, 0% to 02/15/2003,
                                                12.250% to 02/15/2008                     4,570,000         3,313,250
                                              21st Century Telecom Group, Inc.,
                                                13.750%, 02/15/2010                         285,000           265,050
                                              Allegiance Telecom, Inc., 12.875%,
                                                05/15/2008                                2,960,000         3,226,400
                                              Call-Net Enterprises, Inc., Step-up
                                                Coupon, 0% to 08/15/2002, 9.270% to
                                                08/15/2007                                  390,000           175,500
                                              Call-Net Enterprises, Inc., Step-up
                                                Coupon, 0% to 05/15/2004, 10.800% to
                                                05/15/2009                                  710,000           262,700
                                              Call-Net Enterprises, Inc., Step-up
                                                Coupon, 0% to 08/15/2003, 8.940% to
                                                08/15/2008                                  820,000           311,600
                                              Call-Net Enterprises, Inc., 9.375%,
                                                05/15/2009                                  600,000           414,000
                                              Comunicacion Cellular, S.A., Step-up
                                                Coupon, 0% to 09/29/2000, 14.125% to
                                                03/01/2005                                  160,000           104,000
                                              Crown Castle International Corp.,
                                                Step-up Coupon, 0% to 11/15/2002,
                                                10.625% to 11/15/2007                     1,190,000           862,750
                                              Crown Castle International Corp.,
                                                Step-up Coupon, 0% to 08/01/2004,
                                                11.250% to 08/01/2011                       890,000           551,800
                                              Esprit Telecom Group, PLC, 10.875%,
                                                06/15/2008                                  800,000           672,000
                                              Esprit Telecom Group, PLC, 11.500%,
                                                12/15/2007                                2,345,000         2,087,050
                                              Global Crossing Holdings Ltd., 9.500%,
                                                11/15/2009                                2,540,000         2,463,800
                                              Global Telesystems Group, 9.875%,
                                                02/15/2005                                  550,000           418,000
                                              Hermes Europe Railtel BV, 11.500%,
                                                08/15/2007                                  180,000           162,000
                                              ICG Holdings, Inc., Step-up Coupon, 0%
                                                to 09/15/2000, 13.500% to 09/15/2005      4,765,000         4,526,750
                                              IPC Communications, Inc., Step-up
                                                Coupon, 0% to 11/01/2001, 10.875% to
                                                05/01/2008                                2,910,000         2,502,600

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
                                              Impsat Corp., 12.375%, 06/15/2008         $ 1,765,000      $  1,500,250
                                              Intermedia Communications of Florida,
                                                Inc., Step-up Coupon, 0% to
                                                05/15/2001, 12.500% to 05/15/2006         1,800,000         1,683,000
                                              Intermedia Communications of Florida,
                                                Inc., Step-up Coupon, 0% to
                                                07/15/2002, 11.250% to 07/15/2007         1,980,000         1,529,550
                                              KMC Telecom Holdings, Inc., Step-up
                                                Coupon, 0% to 02/15/2003, 12.500% to
                                                02/15/2008                                3,830,000         2,029,900
                                              KMC Telecom Holdings, Inc., 13.500%,
                                                05/15/2009                                  380,000           353,400
                                              Level 3 Communications Inc., 11.250%,
                                                03/15/2010                                1,000,000           957,500
                                              Level 3 Communications, Inc., 9.125%,
                                                05/01/2008                                1,970,000         1,708,975
                                              MGC Communications, 13.000%,
                                                10/01/2004                                2,250,000         2,328,750
                                              McLeod USA, Inc., Step-up Coupon, 0%
                                                to 03/01/2002, 10.500% to 03/01/2007      3,000,000         2,385,000
                                              McLeod USA, Inc., 9.250%, 07/15/2007          550,000           529,375
                                              McLeod USA, Inc., 9.500%, 11/01/2008          370,000           358,900
                                              MetroNet Communications Corp.,
                                                Step-up Coupon, 0% to 11/01/2002,
                                                10.750% to 11/01/2007                       850,000           722,500
                                              MetroNet Communications Corp.,
                                                Step-up Coupon, 0% to 06/15/2003,
                                                9.950% to 06/15/2008                      2,035,000         1,617,825
                                              Metromedia Fiber Network, Inc.,
                                                10.000%, 11/15/2008                       1,530,000         1,457,325
                                              Millicom International Cellular, S.A.,
                                                Step-up Coupon, 0% to 06/01/2001,
                                                13.500% to 06/01/2006                     3,850,000         3,272,500
                                              Netia Holdings, 10.250%, 11/01/2007           470,000           401,850
                                              Nextel Communications, Inc., Step-up
                                                Coupon, 0% to 09/15/2002, 10.650% to
                                                09/15/2007                                1,825,000         1,368,750
                                              Nextel Communications, Inc., Step-up
                                                Coupon, 0% to 10/31/2002, 9.750% to
                                                10/31/2007                                  955,000           668,500
                                              Nextel Communications, Inc., 9.375%,
                                                11/15/2009                                2,930,000         2,790,825
                                              Nextlink Communications, Inc., Step-up
                                                Coupon, 0% to 04/15/2003, 9.450% to
                                                04/15/2008                                  930,000           571,950
                                              Nextlink Communications, Inc., Step-up
                                                Coupon, 0% to 06/01/2004, 12.250% to
                                                06/01/2009                                1,070,000           631,300
                                              Nextlink Communications, Inc.,
                                                10.750%, 11/15/2008                       1,550,000         1,507,375
                                              Nextlink Communications, Inc.,
                                                12.500%, 04/15/2006                       2,545,000         2,634,075
                                              PTC International Finance, Step-up
                                                Coupon, 0% to 07/01/2002, 10.750% to
                                                07/01/2007                                6,670,000         4,735,700
                                              PTC International Finance, 11.250%,
                                                12/01/2009                                  270,000           278,100
                                              Primus Telecommunications Group,
                                                11.250%, 01/15/2009                         480,000           433,200
                                              Primus Telecommunications Group,
                                                11.750%, 08/01/2004                       2,630,000         2,465,625

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
                                              Primus Telecommunications Group,
                                                12.750%, 10/15/2009                     $ 1,380,000      $  1,331,700
                                              SBA Communications Corp., Step-up
                                                Coupon, 0% to 03/01/2003, 12.000% to
                                                03/01/2008                                1,610,000         1,094,800
                                              Telecorp PCS, Inc., Step-up-Coupon, 0%
                                                to 04/15/2004, 11.625% to 04/15/2009      1,700,000         1,105,000
                                              Teligent, Inc., Step-up Coupon, 0% to
                                                03/01/2003, 11.500% to 03/01/2008         1,100,000           572,000
                                              Teligent, Inc., 11.500%, 12/01/2007         2,100,000         1,806,000
                                              Tritel PCS Inc., Step-up Coupon, 0% to
                                                05/01/2004, 12.750% to 05/15/2009         1,540,000         1,004,850
                                              Triton Communications, L.L.C., Step-up
                                                Coupon, 0% to 05/01/2003, 11.000% to
                                                05/01/2008 (b)                            8,850,000         6,305,625
                                              U.S. Xchange, L.L.C., 15.000%,
                                                07/01/2008                                1,090,000           981,000
                                              USA Mobile Communications Holdings,
                                                Inc., 14.000%, 11/01/2004                 1,190,000         1,071,000
                                              United Pan-Europe Communications,
                                                10.875%, 11/01/2007                         610,000           555,100
                                              Versatel Telecom, 11.875%, 07/15/2009         390,000           382,200
                                              Versatel Telecom, 13.250%, 05/15/2008         930,000           943,950
                                              Versatel Telecom, 13.250%, 05/15/2008         490,000           497,350
                                              Viatel, Inc., Step-up Coupon, 0% to
                                                04/15/2003, 12.500% to 04/15/2008         1,740,000           922,200
                                              Viatel, Inc., 11.250%, 04/15/2008             490,000           416,500
                                              Viatel, Inc., 11.500%, 03/15/2009             363,000           323,070
                                              ---------------------------------------------------------------------------
                                                                                                           82,553,595
-------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--5.7%
                                              Banco Nacional de Desenvolvimiento
                                                Economico e Social, 10.300%,
                                                06/16/2008                               29,525,000        26,351,062
                                              HMH Properties, 7.875%, 08/01/2008          1,210,000         1,046,650
                                              Intertek Finance, PLC, 10.250%,
                                                11/01/2006                                1,770,000         1,495,650
                                              Spectrasite Holdings, Inc., Step-up
                                                Coupon, 0% to 04/15/2004, 11.250% to
                                                04/15/2009                                1,500,000           810,000
                                              Spectrasite Holdings, Inc., Step-up
                                                Coupon, 0% to 07/15/2003, 12.000% to
                                                07/15/2008                                2,850,000         1,738,500
                                              Spectrasite Holdings, Inc., 10.750%,
                                                03/15/2010                                  900,000           882,000
                                              ---------------------------------------------------------------------------
                                                                                                           32,323,862
-------------------------------------------------------------------------------------------------------------------------

    MEDIA--6.4%
                                              AMFM, Inc., Step-up Coupon, 0% to
                                                02/01/2002, 12.750% to 02/01/2009         3,330,000         2,930,400
                                              AMFM, Inc., 9.000%, 10/01/2008                440,000           446,600
                                              American Lawyer Media, Inc., Step-up
                                                Coupon, 0% to 12/15/2002, 12.250% to
                                                12/15/2008                                  360,000           229,500
                                              Avalon Cable Holdings LLC, Step-up
                                                Coupon, 0% to 12/01/03, 11.875% to
                                                12/01/2008                                1,760,000         1,135,200
                                              Charter Communications Holdings LLC,
                                                Step-up Coupon, 0% to 04/01/2004,
                                                9.92% to 04/01/2011                       3,700,000         2,035,000
                                              Charter Communications Holdings LLC,
                                                10.000%, 04/01/2009                         900,000           873,000

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
                                              Comcast UK Cable Partners, Ltd.,
                                                Step-up Coupon, 0% to 11/15/2000,
                                                11.200% to 11/15/2007                   $ 4,200,000      $  4,000,500
                                              Diamond Cable Communications, PLC,
                                                13.250%, 09/30/2004                       2,025,000         2,159,156
                                              Echostar DBS Corp., 9.250%, 02/01/2006        940,000           902,400
                                              Echostar DBS Corp., 9.375%, 02/01/2009        610,000           587,125
                                              Frontiervision Holdings, LP, Step-up
                                                Coupon, 0% to 09/15/2001, 11.875% to
                                                09/15/2007                                2,560,000         2,227,200
                                              Frontiervision LP, 11.000%, 10/15/2006      1,200,000         1,224,000
                                              Interep National Radio Sales, Inc.,
                                                10.000%, 07/01/2008                       1,070,000           963,000
                                              NTL Communications Corp., Step-up
                                                Coupon, 0% to 10/01/2003, 12.375% to
                                                10/01/2008                                  740,000           479,150
                                              NTL, Inc., 11.500%, 10/01/2008              2,905,000         2,948,575
                                              Renaissance Media Group, Step-up
                                                Coupon, 0% to 04/15/2003, 10.000% to
                                                04/15/2008                                1,000,000           640,000
                                              SFX Entertainment, Inc., 9.125%,
                                                02/01/2008                                1,565,000         1,565,000
                                              SFX Entertainment, Inc., 9.125%,
                                                12/01/2008                                1,570,000         1,570,000
                                              Sinclair Broadcasting Group, Inc.,
                                                8.750%, 12/15/2007                          730,000           635,100
                                              Star Choice Communications, Inc.,
                                                13.000%, 12/15/2005                         875,000           888,125
                                              TeleWest Communications, PLC, Step-up
                                                Coupon, 0% to 10/01/2000, 11.000% to
                                                10/01/2007                                2,395,000         2,233,337
                                              TeleWest Communications, PLC, 9.625%,
                                                10/01/2006                                   50,000            47,750
                                              TeleWest Communications, PLC, 11.250%,
                                                11/01/2008                                1,250,000         1,262,500
                                              Transwestern Publishing, Step-up
                                                Coupon, 0% to 11/15/2002, 11.875% to
                                                11/15/2008                                3,100,000         2,232,000
                                              Transwestern Publishing, 9.625%,
                                                11/15/2007                                1,340,000         1,279,700
                                              United International Holdings, Step-up
                                                Coupon, 0% to 02/15/2003, 10.750% to
                                                02/15/2008                                1,710,000         1,111,500
                                              ---------------------------------------------------------------------------
                                                                                                           36,605,818
-------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.4%
                                              Coinmach Corp., 11.750%, 11/15/2005         4,370,000         4,107,800
                                              ImPac Group, Inc., 10.125%, 03/15/2008      2,370,000         2,441,100
                                              Integrated Electrical Services, Inc.,
                                                9.375%, 02/01/2009                          480,000           374,400
                                              Kindercare Learning Centers, Inc.,
                                                9.500%, 02/15/2009                        2,665,000         2,431,813
                                              La Petite Academy, Inc., 10.000%,
                                                05/15/2008                                2,430,000         1,458,000
                                              Spincycle, Inc., Step-up Coupon, 0% to
                                                05/01/2001, 12.750% to 05/01/2005         4,010,000         1,203,000
                                              Verio, Inc., 10.625%, 11/15/2009            1,150,000         1,098,250
                                              Verio, Inc., 11.250%, 12/01/2008              690,000           672,750
                                              ---------------------------------------------------------------------------
                                                                                                           13,787,113

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE

    DURABLES--1.1%
                                              Accuride Corp., 9.250%, 02/01/2008        $   760,000      $    630,800
                                              Airxcel, 11.000%, 11/15/2007                3,430,000         2,949,800
                                              DeCrane Aircraft Holdings, Inc.,
                                                12.000%, 09/30/2008                       2,400,000         2,124,000
                                              Fairchild Corp., 10.750%, 04/15/2009          620,000           341,000
                                              ---------------------------------------------------------------------------
                                                                                                            6,045,600
-------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--7.6%
                                              Agriculture, Mining and Chemicals,
                                                Inc., 10.750%, 09/30/2003                 1,240,000           905,200
                                              Atlantis Group, Inc., 11.000%,
                                                02/15/2003                                1,328,000         1,328,000
                                              BPC Holdings Corp., 12.500%,
                                                06/15/2006                                2,996,000         2,576,560
                                              Berry Plastics Corp., 12.250%,
                                                04/15/2004                                  505,000           492,375
                                              Consolidated Container Capital, Inc.,
                                                10.125%, 07/15/2009                         740,000           725,200
                                              Consumers International, 10.250%,
                                                04/01/2005                                1,220,000           793,000
                                              Day International Group, Inc.,
                                                11.125%, 06/01/2005                       2,660,000         2,666,650
                                              Eagle-Picher Holdings, Inc., 9.375%,
                                                03/01/2008                                2,510,000         2,120,950
                                              Foamex, L.P., 13.500%, 08/15/2005             810,000           729,000
                                              Fonda Group, 9.500%, 03/01/2007             3,270,000         2,616,000
                                              GS Technologies, 12.000%, 09/01/2004          940,000           470,000
                                              GS Technologies, 12.250%, 10/01/2005        1,260,000           617,400
                                              Gaylord Container Corp., 9.750%,
                                                06/15/2007                                2,200,000         1,974,500
                                              Gaylord Container Corp., 9.875%,
                                                02/15/2008                                  293,705           304,000
                                              Graham Packaging Co., Step-up Coupon,
                                                0% to 01/15/2003, 10.750% to
                                                01/15/2009                                  610,000           341,600
                                              Grove Holdings LLC, Step-up Coupon, 0%
                                                to 05/01/2003, 11.625% to 05/01/2009        270,000            24,300
                                              Grove Holdings LLC, 14.500%,
                                                05/01/2010                                  834,183            41,709
                                              Huntsman Package, 11.750%, 12/01/2004       2,100,000         2,037,000
                                              Knoll, Inc., 10.875%, 03/15/2006            1,308,000         1,334,160
                                              Motors and Gears, Inc., 10.750%,
                                                11/15/2006                                  860,000           825,600
                                              Neenah Corp., 11.125%, 05/01/2007             840,000           655,200
                                              Plainwell, Inc., 11.000%, 03/01/2008        2,200,000           594,000
                                              Printpack, Inc., 10.625%, 08/15/2006        1,700,000         1,615,000
                                              Riverwood International Corp.,
                                                10.625%, 08/01/2007                         615,000           616,538
                                              Riverwood International Corp.,
                                                10.875%, 04/01/2008                       6,035,000         5,793,600
                                              SF Holdings Group, Inc., Step-up
                                                Coupon, 0% to 03/15/2003, 12.750% to
                                                03/15/2008                                1,380,000           734,850
                                              Stone Container Corp., 11.500%,
                                                08/15/2006                                  670,000           696,800
                                              Stone Container Corp., 12.250%,
                                                04/01/2002                                  190,000           190,475

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
                                              Tenneco Automotive, Inc., 11.625%,
                                                10/15/2009                              $ 8,440,000      $  8,440,000
                                              Texas Petrochemicals, 11.125%,
                                                07/01/2006                                1,370,000         1,123,400
                                              ---------------------------------------------------------------------------
                                                                                                           43,383,067
-------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.6%
                                              PSINet, Inc., 10.000%, 02/15/2005             890,000           783,200
                                              PSINet, Inc., 11.000%, 08/01/2009           1,850,000         1,655,750
                                              PSINet, Inc., 11.500%, 11/01/2008           1,290,000         1,180,350
                                              ---------------------------------------------------------------------------
                                                                                                            3,619,300
-------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.9%
                                              Benton Oil & Gas Co., 11.625%,
                                                05/01/2003                                  366,000           245,220
                                              Chesapeake Energy Corp., 9.625%,
                                                05/01/2005                                1,000,000           955,000
                                              Continental Resources, Inc., 10.250%,
                                                08/01/2008                                2,420,000         2,141,700
                                              Key Energy Services, Inc., 14.000%,
                                                01/15/2009                                  590,000           644,575
                                              Pen Holdings, Inc., 9.875%, 06/15/2008        625,000           531,250
                                              R&B Falcon Corp., 9.500%, 12/15/2008          250,000           245,000
                                              R&B Falcon Corp., 11.000%, 03/15/2006          30,000            31,575
                                              RAM Energy, 11.500%, 02/15/2008               420,000           205,800
                                              ---------------------------------------------------------------------------
                                                                                                            5,000,120
-------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--1.7%
                                              Euramax International, PLC, 11.250%,
                                                10/01/2006                                3,695,000         3,713,475
                                              MMI Products, Inc., 11.250%,
                                                04/15/2007                                1,980,000         1,980,000
                                              Metal Management, Inc., 10.000%,
                                                05/15/2008                                1,830,000         1,335,900
                                              Renco Steel Holdings Co., Series B,
                                                10.875%, 02/01/2005                       1,930,000         1,717,700
                                              Republic Technologies International,
                                                13.750%, 07/15/2009                       2,780,000           695,000
                                              ---------------------------------------------------------------------------
                                                                                                            9,442,075
-------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--1.6%
                                              Congoleum Corp., 8.625%, 08/01/2008         2,000,000         1,640,000
                                              Del Webb Corp., 9.750%, 01/15/2008            110,000            90,750
                                              Dimac Corp., 12.500%, 10/01/2008            1,980,000            19,800
                                              Forecast Group, L.P., 11.375%,
                                                12/15/2000                                1,125,000         1,125,000
                                              Fortress Group, 13.750%, 05/15/2003         2,560,000         1,459,200
                                              Hovnanian Enterprises, Inc., 9.125%,
                                                05/01/2009                                  920,000           805,000
                                              Hovnanian Enterprises, Inc., 9.750%,
                                                06/01/2005                                  490,000           438,550
                                              Lennar Corp, 9.950%, 05/01/2010               970,000           895,436
                                              Lennar Corp., 7.625%, 03/01/2009              200,000           169,000
                                              Nortek, Inc., 9.125%, 09/01/2007            2,390,000         2,210,750
                                              Nortek, Inc., 9.875%, 03/01/2004              130,000           122,850
                                              Nortek, Inc., Series A, 8.875%,
                                                08/01/2008                                  420,000           381,150
                                              ---------------------------------------------------------------------------
                                                                                                            9,357,486

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE

    TRANSPORTATION--1.1%
                                              Petro Stopping Centers, 10.500%,
                                                02/01/2007                              $ 2,200,000      $  1,914,000
                                              TFM, S.A. de C.V., 10.250%, 06/15/2007      1,320,000         1,174,800
                                              Trans World Airlines, Inc., 11.375%,
                                                03/01/2006                                  780,000           234,000
                                              Transtar Holdings, Inc., Step-up
                                                Coupon, 0% to 12/15/1999, 13.375% to
                                                12/15/2003                                  670,000           688,425
                                              Travelcenters America, 10.250%,
                                                04/01/2007                                2,180,000         2,092,800
                                              ---------------------------------------------------------------------------
                                                                                                            6,104,025
-------------------------------------------------------------------------------------------------------------------------

    UTILITIES--0.2%
                                              Azurix Corp, 10.750%, 02/15/2010              750,000           742,500
                                              Azurix Corp., 10.375%, 02/15/2007             630,000           630,000
                                              ---------------------------------------------------------------------------
                                                                                                            1,372,500
-------------------------------------------------------------------------------------------------------------------------

    OTHER--4.5%
                                              Riverside Loan Trust II, 7.437%,
                                                07/16/2008                               30,000,000        25,552,740
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost: $359,772,048)                                        316,658,222
                                              ---------------------------------------------------------------------------
PREFERRED STOCKS--1.0%                                                                NUMBER OF SHARES
    COMMUNICATIONS--0.5%
    CELLULAR TELEPHONE--0.2%

    TELEPHONE/ COMMUNICATIONS--0.3%
                                              Dobson Communications, PIK, preferred           1,037         1,036,568
                                              Nextel Communications, Inc., PIK,
                                                preferred                                       410           393,604
                                              World Access, Inc., convertible
                                                preferred                                       866           840,020
                                              ---------------------------------------------------------------------------
                                                                                                            2,270,192
-------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.2%
    REAL ESTATE
                                              Crown American Realty Trust, preferred         24,970           873,950
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    MEDIA--0.2%
    BROADCASTING & ENTERTAINMENT
                                              Sinclair Capital, preferred                    13,500         1,248,750
                                              ---------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.1%
    CONTAINERS & PAPER--0.0%
                                              SF Holdings Group, Inc., PIK,
                                                preferred                                         7            31,500
                                              SF Holdings Group, Inc., PIK,
                                                preferred                                        30           135,000
                                              ---------------------------------------------------------------------------
                                                                                                              166,500

    MACHINERY/ COMPONENTS--0.1%
                                              Eagle-Picher Holdings, Inc., preferred            180           540,000
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.0%
    OIL & GAS PRODUCTION
                                              Clark USA, PIK, preferred                       3,570            71,400
                                              ---------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS
                                              (Cost: $7,107,107)                                            5,170,792
                                              ---------------------------------------------------------------------------
    COMMON STOCKS--0.2%

    COMMUNICATIONS--0.2%
    TELEPHONE/COMMUNICATIONS
                                              21st Century Telecom Group, Inc.,
                                                Warrants*                                       220            44,000
                                              AT&T Canada Inc. *                              1,920            81,840
                                              Econophone, Inc., Warrants*                     1,425           242,250
                                              Intelcom Group, Inc., Warrants*                 4,026            80,520
                                              Intermedia Communications of Florida,
                                                Inc., Warrants*                               1,060           169,600
                                              KMC Telecom Holdings, Inc., Warrants*           2,100            16,800
                                              MGC Communications*                             5,900           289,100

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      NUMBER OF SHARES      VALUE
                                              Primus Telecommunications Group,
                                                Warrants*                                     1,000      $     40,000
                                              Star Choice Communications, Warrants*          20,265           103,859
                                              ---------------------------------------------------------------------------
                                                                                                            1,067,969
-------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.0%
    OTHER FINANCIAL COMPANIES--0.0%
                                              Ono Finance PLC, Warrants*                        550            82,500
                                              ---------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.0%
    MISCELLANEOUS CONSUMER--0.0%
                                              Spincycle, Inc., Warrants*                      4,010                40
                                              ---------------------------------------------------------------------------

    PRINTING/PUBLISHING--0.0%
                                              American Banknote Corp., Warrants*              1,300                13
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.0%
    AEROSPACE
                                              Decrane Holdings Co., Warrants*                 2,740                 0
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.0%
    CONTAINERS & PAPER
                                              SF Holdings Group, Inc. *                         387                 4
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.0%
    OIL/GAS TRANSMISSION
                                              Empire Gas Corp., Warrants*                     2,208               221
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
    STEEL & METALS
                                              Republic Technologies International,
                                                Warrants*                                     2,780                28
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.0%
    BUILDING MATERIALS--0.0%
                                              Waxman Industries, Inc., Warrants*            222,607             2,226
                                              ---------------------------------------------------------------------------

    HOMEBUILDING--0.0%
                                              Capital Pacific Holdings, Warrants*             4,345             2,172
                                              ---------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (Cost: $652,633)                                              1,155,173
                                              ---------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost: $647,635,907) (a)                                   $571,347,134
                                              ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

*  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $647,635,907. At April 30, 2000, the net unrealized depreciation for all securities based on tax cost was $76,288,773. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $15,707,063, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $91,995,836.

(b) At April 30, 2000, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

PIK denotes that interest or dividend is paid in kind.

  At April 30, 2000, open futures contracts sold short were as follows:

                                                     EXPIRATION                          AGGREGATE           MARKET
                    FUTURES                             DATE           CONTRACTS       FACE VALUE($)        VALUE($)
---------------------------------------------------------------------------------------------------------------------
Euro Bond                                           June 8, 2000        638             59,641,520         60,931,414
---------------------------------------------------------------------------------------------------------------------
Total unrealized depreciation on futures
contracts sold short                                                                                        1,289,894

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of April 30, 2000 (unaudited)

ASSETS
Investments in securities, at value (cost $647,635,907)         $ 571,347,134
-----------------------------------------------------------------------------
Cash                                                                  103,778
-----------------------------------------------------------------------------
Foreign currency, at value (cost $150,835)                            150,835
-----------------------------------------------------------------------------
Receivable for investments sold                                     2,744,923
-----------------------------------------------------------------------------
Interest receivable                                                15,135,478
-----------------------------------------------------------------------------
Receivable for Fund shares sold                                       144,291
-----------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
  contracts                                                         1,131,775
-----------------------------------------------------------------------------
TOTAL ASSETS                                                      590,758,214
-----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                   1,801,417
-----------------------------------------------------------------------------
Payable for Fund shares redeemed                                    1,249,560
-----------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts          214,649
-----------------------------------------------------------------------------
Accrued management fee                                                281,010
-----------------------------------------------------------------------------
Other accrued expenses and payables                                 1,119,321
-----------------------------------------------------------------------------
Total liabilities                                                   4,665,957
-----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $ 586,092,257
-----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $   1,764,881
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
-----------------------------------------------------------------------------
  Investments                                                     (76,288,773)
-----------------------------------------------------------------------------
  Futures                                                          (1,289,894)
-----------------------------------------------------------------------------
  Foreign currency related transactions                               835,720
-----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (102,906,419)
-----------------------------------------------------------------------------
Paid-in capital                                                   763,976,742
-----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $ 586,092,257
-----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($415,362,510 / 83,736,924 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $4.96
-----------------------------------------------------------------------------
  Maximum offering price per share (100 / 95.50 of $4.96)               $5.19
-----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($148,061,130 / 29,864,961 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $4.96
-----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($22,668,617 / 4,545,338 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $4.99
-----------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2000 (unaudited)

INVESTMENT INCOME
Dividends                                                       $    249,059
----------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $93,239)               33,371,685
----------------------------------------------------------------------------
Total income                                                      33,620,744
----------------------------------------------------------------------------
Expenses:
Management fee                                                     1,842,428
----------------------------------------------------------------------------
Services to shareholders                                           1,127,761
----------------------------------------------------------------------------
Custodian fees                                                        13,301
----------------------------------------------------------------------------
Distribution services fees                                           755,559
----------------------------------------------------------------------------
Administrative services fees                                         824,098
----------------------------------------------------------------------------
Auditing                                                              31,304
----------------------------------------------------------------------------
Legal                                                                  2,912
----------------------------------------------------------------------------
Trustees' fees and expenses                                           15,470
----------------------------------------------------------------------------
Reports to shareholders                                              283,518
----------------------------------------------------------------------------
Registration fees                                                     40,607
----------------------------------------------------------------------------
Other                                                                 20,434
----------------------------------------------------------------------------
Total expenses, before expense reductions                          4,957,392
----------------------------------------------------------------------------
Expense reductions                                                   (24,941)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           4,932,451
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                             28,688,293
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (27,249,068)
----------------------------------------------------------------------------
Futures                                                           (1,162,943)
----------------------------------------------------------------------------
Foreign currency related transactions                               (401,408)
----------------------------------------------------------------------------
                                                                 (28,813,419)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       (7,193,773)
----------------------------------------------------------------------------
Futures                                                           (1,289,894)
----------------------------------------------------------------------------
Foreign currency related transactions                                888,720
----------------------------------------------------------------------------
                                                                  (7,594,947)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (36,408,366)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ (7,720,073)
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED                    YEAR
                                                                  APRIL 30,                 ENDED
                                                                    2000                 OCTOBER 31,
                                                                 (UNAUDITED)                 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                           $  28,688,293              69,752,839
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (28,813,419)            (23,451,580)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     (7,594,947)            (26,484,087)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         (7,720,073)             19,817,171
-----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                         (20,621,002)            (47,238,474)
-----------------------------------------------------------------------------------------------------
  Class B                                                          (7,001,917)            (18,894,258)
-----------------------------------------------------------------------------------------------------
  Class C                                                          (1,083,494)             (2,504,940)
-----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          40,212,350             178,375,981
-----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      18,080,972              44,034,829
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (155,839,594)           (304,053,368)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (97,546,272)            (81,642,558)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (133,972,758)           (130,463,059)
-----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 720,065,015             850,528,074
-----------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income of $1,764,881 and $1,783,000,
respectively)                                                   $ 586,092,257             720,065,015
-----------------------------------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                CLASS A
                                                   SIX MONTHS
                                                     ENDED
                                                   APRIL 30,                    YEAR ENDED OCTOBER 31,
                                                     2000         ---------------------------------------------------
                                                   (UNAUDITED)     1999       1998       1997       1996       1995
Net asset value, beginning of period                 $  5.26         5.60       5.96       5.99       5.98       5.77
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .23(a)       .49(a)     .44(a)     .46        .46        .55
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                 (.30)        (.35)      (.35)       .01        .12        .16
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                        (.07)         .14        .09        .47        .58        .71
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   (.23)        (.48)      (.45)      (.50)      (.57)      (.50)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                     (.23)        (.48)      (.45)      (.50)      (.57)      (.50)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  4.96         5.26       5.60       5.96       5.99       5.98
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                   (1.37)**      2.43       1.28       8.13      10.27      12.90
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)              415,363      492,423    549,857    549,133    509,690    498,325
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         1.22*        1.11       1.04       1.03       1.03       1.09
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          1.21*        1.10       1.04       1.03       1.03       1.09
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                      8.99*        8.80       7.36       7.68       7.72       9.43
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               37*          92        751        347        310        286
---------------------------------------------------------------------------------------------------------------------

                                                                                CLASS B
                                                   SIX MONTHS
                                                     ENDED
                                                   APRIL 30,                    YEAR ENDED OCTOBER 31,
                                                     2000         ---------------------------------------------------
                                                   (UNAUDITED)     1999       1998       1997       1996       1995
Net asset value, beginning of period                 $  5.26         5.59       5.96       5.99       5.98       5.77
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .21(a)       .43(a)     .38(a)     .40        .41        .49
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                 (.30)        (.34)      (.36)       .01        .12        .16
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                        (.09)        (.09)       .02        .41        .53        .65
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   (.21)        (.42)      (.39)      (.44)      (.52)      (.44)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                     (.21)        (.42)      (.39)      (.44)      (.52)      (.44)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  4.96         5.26       5.59       5.96       5.99       5.98
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                   (1.85)**      1.57        .12       7.13       9.23      11.87
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)              148,061      198,097    271,162    297,074    262,264    252,885
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         2.20*        2.06       2.01       1.98       1.96       2.04
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          2.19*        2.05       2.01       1.98       1.96       2.04
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                      8.01*        7.85       6.39       6.73       6.79       8.48
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               37*          92        751        347        310        286
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                    CLASS C
                                                        SIX MONTHS
                                                         ENDED
                                                        APRIL 30,                   YEAR ENDED OCTOBER 31,
                                                          2000         ------------------------------------------------
                                                        (UNAUDITED)     1999        1998        1997     1996     1995
Net asset value, beginning of period                       $5.29         5.62        5.99        6.01     6.00     5.79
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .22(a)       .45(a)      .39(a)      .42      .41      .50
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                (.30)        (.34)       (.36)        .01      .12      .16
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (.08)         .11         .03         .43      .53      .66
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                       (.22)        (.44)       (.40)       (.45)    (.52)    (.45)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.22)        (.44)       (.40)       (.45)    (.52)    (.45)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $4.99         5.29        5.62        5.99     6.01     6.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)                                        (1.68)**      1.78        0.28        7.37     9.33    11.95
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                   22,669       29,545      29,509      15,328    6,787    3,012
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)             1.86*        1.87        1.84        1.85     1.86     1.86
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)              1.85*        1.85        1.84        1.85     1.86     1.86
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                          8.35*        8.05        6.56        6.86     6.89     8.68
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   37*          92         751         347      310      286
-----------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.

 * Annualized.

** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Strategic Income Fund (the "Fund") (formerly
                             known as Kemper Diversified Income Fund) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through April 30, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market

NOTES TO FINANCIAL STATEMENTS

                             instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and gain
                             (loss) is realized on the date of offset;
                             otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                             TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At October 31, 1999 the Fund had a tax basis net loss carryforward of approximately $73,810,000, which may be applied against any

NOTES TO FINANCIAL STATEMENTS

                             realized net taxable gains of each succeeding year until fully utilized or until October 31, 2002 ($46,845,000), October 31, 2003 ($5,576,000),
                             October 31, 2006 ($2,523,000), and October 31, 2007
                             ($18,866,000), the respective expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------


2    PURCHASES AND
     SALES OF SECURITIES     For the six months ended April 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $118,057,254

                             Proceeds from sales                     225,964,198

                             The aggregate face value of futures contracts opened and closed during the six months ended April 30, 2000 was $293,697,105 and $234,055,585, respectively.

--------------------------------------------------------------------------------


3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,842,428 for the six months ended April 30, 2000 which was equivalent to an annualized effective rate of .56%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 2000 are $20,735.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms

NOTES TO FINANCIAL STATEMENTS

                             at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 2000 are $1,156,982, of which $121,984 is unpaid at April 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid by the Fund to KDI for the six months ended April 30, 2000 are $824,098, of which $245,876 is unpaid at April 30, 2000. In addition, $1,789 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $768,539 for the six months ended April 30, 2000, of which $554,756 is unpaid at April 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $15,470 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                   SIX MONTHS ENDED                       YEAR ENDED
                                                                    APRIL 30, 2000                     OCTOBER 31, 1999
                                                              ---------------------------         ---------------------------
                                                                SHARES          AMOUNT              SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A                 3,453,487    $ 17,988,985          13,013,017    $ 73,178,969
                                       --------------------------------------------------------------------------------------
                                        Class B                 1,702,567       8,838,791           9,253,499      51,822,361
                                       --------------------------------------------------------------------------------------
                                        Class C                   653,701       3,408,455           2,856,523      16,099,983
                                       --------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 2,454,044      12,701,763           5,305,361      29,406,251
                                       --------------------------------------------------------------------------------------
                                        Class B                   896,567       4,641,668           2,323,604      12,890,024
                                       --------------------------------------------------------------------------------------
                                        Class C                   141,653         737,541             312,275       1,738,554
                                       --------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (17,725,780)    (92,083,167)        (29,530,977)   (164,313,732)
                                       --------------------------------------------------------------------------------------
                                        Class B                (8,512,574)    (44,162,544)        (15,690,275)    (86,699,356)
                                       --------------------------------------------------------------------------------------
                                        Class C                (1,839,814)     (9,617,764)         (2,824,747)    (15,765,612)
                                       --------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 1,913,793       9,976,119           6,671,202      37,274,668
                                       --------------------------------------------------------------------------------------
                                        Class B                (1,915,463)     (9,976,119)         (6,683,299)    (37,274,668)
                                       --------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $(97,546,272)                       $(81,642,558)
                                       --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into an arrangement with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees and transfer agent were reduced by $3,076 and $21,865, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    COMMITMENTS             As of April 30, 2000, the Fund had entered into the
                             following forward currency exchange contracts resulting in net unrealized appreciation of $1,131,775.

                                       CONTRACTS TO     IN EXCHANGE     SETTLEMENT   NET UNREALIZED
                                         DELIVERY           FOR            DATE       APPRECIATION
                                       ------------------------------------------------------------
                                       EUR 7,500,000   USD $7,990,875    7/24/2000     $1,131,775

--------------------------------------------------------------------------------

7    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
DONALD L. DUNAWAY
Trustee                           J. PATRICK BEIMFORD, JR.
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           ANN M. MCCREARY
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        LINDA J. WONDRACK
                                  Vice President
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas, City, MO 64121
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606-5808
                                      www.kemper.com


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed unless preceded or accompanied by a Kemper Income funds prospectus.
KSIF1 - 3 (06/25/00) 1114210
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)